UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 21, 2009 (August 18, 2009)

SHUAIYI INTERNATIONAL NEW RESOURCES DEVELOPMENT INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52899	80-0264950
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

7/F Jinhua Mansion

41 Hanguang Street

Nangang District, Harbin 150080

People's Republic of China

(Address of Principal Executive Offices)

(86) 451-82287746

(Registrant's telephone number, including area code)

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On August 18, 2009, the Board of Directors of Shuaiyi International New Resources Development Inc. (the "Company") appointed Hongbing Hua as the Chief Marketing Officer of the Company, effective immediately.

Mr. Hua has over 15 years experience in sales and marketing management. Prior to joining the Company, from 2003 to 2004, Mr. Hua was the Project General Planning Principle of Wanglaoji Herbal Tea, JDB Group, one of the largest herbal tea manufacturers in China. From 1998 to 2001, he was the VP Sales & Marketing of Beijing Huiyuan Beverage and Food Group Co., Ltd., a leading company engaged in the manufacture and sales of juice and other beverage products in China. Mr. Hua holds a Bachelor’s degree in international finance from Tianjin University.

On August 18, 2009, the Company’s indirect, wholly-owned subsidiary, Heilongjiang Shuaiyi New Energy Development Co., Ltd. and Mr. Hua entered into an employment agreement (the "Employment Agreement"). The term of the Employment Agreement is for five years commencing on August 18, 2009. The Employment Agreement provides, among other things, that Mr. Hua’s annual base salary will be Renminbi 1,000,000 (approximately $147,000) (the "Annual Salary").

During the term of the Employment Agreement, if either party terminates the employment for any reason, the other party will be entitled to the compensation equal to 30% of the Annual Salary from the terminating party. The Employment Agreement also contains covenants prohibiting Mr. Hua from disclosing any confidential information of the Company.

The foregoing summary of the material terms and conditions of the Employment Agreement is qualified in its entirety by reference to the Employment Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

There is no family relationship exists between Mr. Hua and any directors or executive officers of the Company. In addition, there has been no transaction, no is there any currently proposed transaction between Mr. Hua and the Company that would require disclosure under Item 404(a) of Regulation S-K.

A copy of a August 21, 2009 press release announcing Mr. Hua’s appointment as Chief Marketing Officer of the Company is attached hereto as Exhibit 99.1.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

10.1	English Translation of Employment Agreement, dated August 18, 2009, between Heilongjiang Shuaiyi New Energy Development Co., Ltd. and Hongbing Hua

99.1	Press Release dated August 21, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 21, 2009	SHUAIYI INTERNATIONAL NEW RESOURCES DEVELOPMENT INC.

/s/ Lianyun Han
Lianyun Han
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	English Translation of Employment Agreement, dated August 18, 2009, between Heilongjiang Shuaiyi New Energy Development Co., Ltd. and Hongbing Hua

99.1	Press Release dated August 21, 2009